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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                    CALCASIEU REAL ESTATE AND OIL CO., INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                     CALCASIEU REAL ESTATE AND OIL CO., INC.
                               POST OFFICE BOX 899
                          LAKE CHARLES, LOUISIANA 70602

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The annual meeting of the stockholders of Calcasieu Real Estate and Oil Co., Inc., (the "Company") will be held at Bank One, Third Floor, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 25, 2003, at 11:00 a.m., to:


1.   Fix the number of directors at nine and elect directors.

2.   Transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 18, 2003, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
February 28, 2003


BY ORDER OF THE BOARD OF DIRECTORS




/s/ CHARLES D. VICCELLIO                      /s/ ARTHUR HOLLINS, III
--------------------------------              ----------------------------------
Charles D. Viccellio                          Arthur Hollins, III
Vice President & Secretary                    President

PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                    CALCASIEU REAL ESTATE AND OIL CO., INC.

                              POST OFFICE BOX 899

                         LAKE CHARLES, LOUISIANA 70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                 APRIL 25, 2003

                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 25, 2003, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is February 28, 2003.

     The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received, on which no specification is made, will be voted for setting the number of directors at nine and for election as directors the nine nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

     All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only stockholders of record at the close of business on February 18, 2003, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,955,044 shares of common stock, each of which is entitled to one vote.


                                       2

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                             ELECTIONS OF DIRECTORS

     The Articles of Incorporation of the Company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at nine.

     Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at nine and in favor of the election of the nine nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 2002 annual meeting of shareholders, 1,529,374 shares, or 78.2% of the 1,955,044 shares outstanding, voted. In excess of 99.9% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held five Board of Directors meetings during 2002. Directors Alexander, Pruitt, Savoy, Hollins and Viccellio attended 100% of the meetings; Directors Freund, Leach and Reaves attended 80% of the meetings. Director Blake attended 60% of the meetings.


                                                                        First           Shares        Percent
                                      Occupation and other             Elected       Beneficially       of
       Name and Age                       Directorships                Director         Owned          Class
       -------------                      -------------                --------         -----          -----
Henry Chalkley Alexander - 67      Director of Sweetlake Land &          1979           62,400         3.19%
                                   Oil Co., Inc., North American                        (1)(6)
                                   Land Co., Inc., H. G. Chalkley
                                   & Sons, Inc., and Lacassane
                                   Co., Inc.

William D. Blake - 70              President of Lacassane Co.,           1966           59,036         3.02%
                                   Inc., & Howell Industries,                           (2)(3)
                                   Inc.; Director of Sweetlake
                                   Land & Oil Co., Inc.


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
                                                                        First           Shares        Percent
                                      Occupation and other             Elected       Beneficially       of
       Name and Age                       Directorships                Director         Owned          Class
       -------------                      -------------                --------         -----          -----
Troy A. Freund - 75                Petroleum Geologist, individual       1984           7,863           .40%
                                   proprietor

Arthur Hollins, III - 72           President of Calcasieu Real           1974           49,477         2.53%
                                   Estate & Oil Co., Inc. and                           (3)(4)
                                   President of PBA Properties,
                                   Inc.

Laura A. Leach - 63                Chairman of the Board and             1996           69,434         3.55%
                                   Secretary-Treasurer and                              (5)(6)
                                   Director of Sweetlake Land &
                                   Oil Co., Inc. and North
                                   American Land Co., Inc.;
                                   Secretary-Treasurer of H. G.
                                   Chalkley & Sons, Inc.; Director
                                   of Lacassane Co., Inc.

Frank O. Pruitt - 74               President of PWK Timberland           1981           18,300          .94%
                                   Corp.                                                 (7)

B. James Reaves, III - 68          Private  investor,  oil and gas;      1986           21,600         1.10%
                                   estate    mgmt;    Director   of                      (8)
                                   Lacassane Co., Inc.

Mary Watkins Savoy - 63            Private Investments                   1998           17,158          .88%

Charles D. Viccellio - 69          Partner in Stockwell, Sievert,        1996           15,450          .79%
                                   Viccellio, Clements & Shaddock,                      (3)(9)
                                   L.L.P.

All Directors and Officers as                                                          320,718         16.40%
a Group (9 persons)


(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.


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(2)  Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.

(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.

(4) Includes 34,238 shares owned by Mr. Hollins' children and former spouse, that Mr. Hollins has power to vote pursuant to an understanding. Mr. Hollins disclaims beneficial ownership of these shares. Includes 1,000 shares owned by a L.L.C. of which Mr. Hollins is Manager.

(5) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director.

(6)  Mr. Alexander and Mrs. Leach are brother and sister.

(7) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.

(8) Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is managing partner and 2,000 shares owned by two trusts for which Mr. Reaves is trustee and disclaims ownership.

(9) Mr. Viccellio's law firm received $6,300 for legal work performed for the company in 2002.

Members of the Compensation Committee are Mr. Freund, Chairman, Mrs. Leach, and Mr. Reaves; Members of the Audit Committee are Mr. Pruitt, Chairman, Mrs. Leach, Mr. Alexander, and Mr. Reaves; Members of the Nominating Committee are Mr. Alexander, Chairman, Mr. Pruitt, and Mr. Reaves.


                       REMUNERATION AND OTHER TRANSACTIONS

Remuneration

     The President of the Company was paid a salary of $12,000 for the year ended December 31, 2002, and each of the two Vice-Presidents were paid $6,000. All directors, including the officers, are paid $400 per meeting attended and $200 for missed meetings. Committee members are paid $100 per meeting attended and the committee chairman is paid $125 per meeting attended. The Company does not have any benefit, retirement, profit-sharing or option plans for employees, officers or directors. Total 2002 cash and cash equivalent remuneration for all officers and directors in 2002 was $45,575.

Certain Relationships and Related Party Transactions

     Calcasieu Real Estate and Oil Co., Inc. owns an undivided 1/6th in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is manager of Blake Brothers, LLC, each of which also owns 1/6th in the same property.

     Mr. Hollins has a hunting lease on 160 acres of the Company's land for $1,600. This same land is part of a farm leased to other persons for agriculture.

     During 2002 the Company purchased three parcels of land totaling 280 acres for $156,700. The purchase was subject to appraisal and unanimous approval of the Board of Directors. Mr. Blake and Mr. Hollins were both members of the group selling land. Mr. Blake had a net 36.8 acre interest and Mr. Hollins had a net
18.4 acre interest in the properties.

Limitation of Liability

     Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of four directors who are independent directors. Said committee operates under a written charter which was approved by the Board of Directors.

     The Audit Committee met five times during 2002. Each member of our Audit Committee meets independence standards and financial literacy requirements. The Company does not have an independent Board member who meets the definition of financial expert as defined by the Securities and Exchange Commission and does not know of a qualified person willing to serve on the Audit Committee.

     The Audit Committee upon satisfying itself that McElroy, Quirk and Burch, APC, met the standards of independence, recommended to the board the selection of McElroy, Quirk and Burch, APC, as our independent public accountants.

     The Audit Committee met quarterly with management and with McElroy, Quirk and Burch, APC, and reviewed and discussed the quarterly reports and the year-end audited financial statements. The Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     The Audit Committee considered the quality and adequacy of our internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that our Audit Committee felt appropriate.

                                                AUDIT COMMITTEE

                                                Frank O. Pruitt (Chairman)
                                                Henry C. Alexander
                                                Laura A. Leach
                                                B. James Reaves, III



                                 CODE OF ETHICS

     The Board of Directors of the Company adopted a Code of Ethics setting forth standards of honest and ethical conduct in all dealings with and involving the Company. Said Code is applicable to all officers, including financial officers, employees and board members.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2002. We have been advised that McElroy, Quirk & Burch is independent with respect to us within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2003. Representatives of McElroy, Quirk & Burch will not attend the annual meeting, but will be available to respond to appropriate questions.

Audit Fees

     McElroy, Quirk & Burch fees for the 2002 audit and the quarterly reviews, including review of Forms 10-Q, are $16,000, of which $5,400 was billed through December 31, 2002. During 2002, the Company paid McElroy, Quirk & Burch $10,600 for the year 2001 audit.

All Other Fees

     Aggregate fees for all other services rendered by McElroy, Quirk & Burch for year 2002 were $1,000. In addition, Walker Louisiana Properties paid McElroy, Quirk & Burch audit fees totaling $9,000 during year 2002. The Audit Committee of our Board of

Directors considers these services compatible with maintaining McElroy, Quirk & Burch's independence.

                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ CHARLES D. VICCELLIO
                                              ----------------------------------
                                              Charles D. Viccellio
                                              Vice-President and Secretary

Lake Charles, Louisiana
February 28, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 25, 2003, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.   To set the number of directors at nine.

             ( ) For         ( ) Against          ( ) Abstain


2.   To elect directors.

     FOR all nominees listed below  ( )             WITHHOLD AUTHORITY ( )
     (except as marked to the contrary below)       to vote for all nominees
                                                    listed below


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
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3.   Henry C. Alexander                             Laura A. Leach
     William D. Blake                               Frank O. Pruitt
     Troy A. Freund                                 B. James Reaves, III
     Arthur Hollins, III                            Mary W. Savoy
     Charles D. Viccellio

4. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:  ___________________        SIGNATURE: ___________________________________

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.